UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2020 (February 28, 2020)

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA	90013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 694-9800

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Loan and Security Agreement

On February 28, 2020, SRAX, Inc. (the “Company”) entered into a term loan and security agreement (the “Loan Agreement”) with BRF Finance Co., LLC, an affiliate of B. Riley Financial, Inc. (“Lender). Pursuant to the Loan Agreement, the Company will borrow up to $5,000,000, subject to the conditions contained below (the “Loan”).

The Loan is secured by substantially all of the assets of the Company pursuant to the Loan Agreement and the intellectual property security agreement (“Security Agreement”) entered into in connection with the transaction.

The Loan bears interest at ten percent (10%) per annum, and has a maturity date of March 1, 2022 (“Maturity Date”). Beginning on August 1, 2020, and continuing on the first day of each month thereafter until the Maturity Date, the Company will make monthly payments of principal and interest on an eighteen (18) month straight line amortization schedule, based on the principal outstanding on July 31, 2020. Additionally, the Company will have the option of a one (1) time payment-in-kind payment (“PIK Payment”) for a monthly required payment of principal and interest, which will defer such payments and result in a recalculation of the amortization schedule. In the event that the Company is late on any payments under the Loan, a late charge of three percent (3%) of the amount of the payment due will be assessed.

Upon the Initial Loan, the Company paid Lender: (i) an origination fee of $300,000, (ii) $35,000 in attorneys’ fees reimbursement, and (iii) certain other costs and expenses associated with the completion of the Loan, including but not limited to escrow fees and recording fees. Accordingly, the Company received net proceeds of approximately $2,163,800 from the Initial Loan.

The occurrence of an event of default under the Loan Agreement (“Event of Default”) will accelerate all amounts due under the Loan. Events of Default include, but are not limited to: (i) failure to make payments on principal or interest due after Lender providing five (5) days notice, (ii) failure by the Company to timely perform its obligations, or abide by its covenants, or agreements in the Loan Agreement, subject to applicable cure periods, (ii) certain breaches of representations and warranties, or (iv) the initiation of bankruptcy proceedings. Upon an Event of Default, the interest rate will be increased by an additional five percent (5%) on all amounts owed under the Loan.

Under the Loan: (i) an initial draw of $2,500,000 on February 28, 2020 (the “Initial Loan”) and (ii) the remaining $2,500,000 (“Second Loan”) within (30) days of the Company entering into an at the market sales agreement (“ATM Agreement”) with the Lender and the filing of an at the market offering on Form S-3 with the Securities and Exchange Commission (“SEC”) registering the shares to be sold pursuant to the ATM Agreement (the “ATM”). The Company agreed to file the ATM by May 1, 2020. Additionally, the Company will be required to increase the dollar amount authorized under the ATM each time additional capacity of at least $1,000,000 is available under federal securities laws.

The Loan may be prepaid in whole or in part at any time at the discretion of the Company. The Loan also provides for mandatory prepayments of all of the net cash received upon (i) a sale of the company’ assets, (ii) raising additional capital through the issuance of equity or debt securities, or (iii) sales under the ATM described above.

Pursuant to the Loan Agreement, the Company agreed to issue to Lender: (i) 500,000 Common Stock purchase warrants on the date of the Initial Loan (“Initial Warrant”) and (ii) 500,000 Common Stock purchase warrants on the date of the Second Loan (“Second Warrant”) (collectively, the “Warrants”). The Warrants have an exercise price equal to a 25% premium of the closing price of the Common Stock on their respective date of issue (provided that the exercise price of the Warrants cannot be less than $2.50 per share, subject to adjustment contained therein). The Initial Warrant has an exercise price of $3.60. The Warrants will expire on October 31, 2022. The Warrants allow for cashless exercise in the event that they are not subject to a registration statement on the six (6) month anniversary of their respective issuances. The Warrants do not contain any price protection / anti-dilution provisions.

The foregoing descriptions of the Loan Agreement, Warrants, and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement, Warrants, and Security Agreement, copies of which are filed to this current report as exhibits 10.01, 4.01, and 10.02, respectively. On March 5, 2020, the Company issued a press release announcing the transactions described in item 1.01 above. A copy of the press release is attached to this report as Exhibit 99.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety. The issuance of securities described in Item 1.01 was made in reliance upon an exemption from the registration requirements pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
4.01	Form of Class A Common Stock Purchase Warrant
10.01	Form of Term Loan and Security Agreement
10.02	Form of Intellectual Property Security Agreement
99.01	Press Release Dated March 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2020	SRAX, Inc.

/s/ Christopher Miglino
	By:	Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
4.01	Form of Class A Common Stock Purchase Warrant
10.01	Form of Term Loan and Security Agreement
10.02	Form of Intellectual Property Security Agreement
99.01	Press Release Dated March 5, 2020